UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 28, 2008

(Date of earliest event reported)

JOHN BEAN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive

Chicago, Illinois 60601

(312) 861-5900

(Address of principal executive offices)

(Zip Code)

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the Information Statement (the “Information Statement”) of John Bean Technologies Corporation (the “Company”) dated July 28, 2008 that will be distributed in connection with FMC Technologies, Inc.’s distribution to its stockholders of all the outstanding shares of common stock of the Company. As indicated in the Information Statement, the record date for the distribution was July 22, 2008.

ITEM 9.01.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Information Statement of John Bean Technologies Corporation, dated July 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2008
JOHN BEAN TECHNOLOGIES CORPORATION

	By:	/s/ Charles H. Cannon, Jr.
	Name:	Charles H. Cannon, Jr.
	Title:	Chairman of the Board, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Information Statement of John Bean Technologies Corporation, dated July 28, 2008.